EXHIBIT 10.6

PERSONAL GUARANTY

WHEREAS, pursuant to that certain Term Loan Agreement to be dated August 10, 2007 between Pandora Select Partners, L.P., a British Virgin Islands limited partnership (“Lender”), and CapSource Financial, Inc., a Colorado corporation (“Borrower”), a copy of which is attached hereto as Exhibit A, Lender has agreed to loan to Borrower the sum of One Hundred Fifty Thousand Dollars ($150,000) (the “Loan”); and

WHEREAS, simultaneously with the execution of the Term Loan Agreement, Debtor intends to execute and issue to Lender its Promissory Note in the original principal amount of $150,000, a copy of which is attached hereto and made a part hereof as Exhibit B (the “Note”); and

WHEREAS, the Lender’s willingness to enter into the Term Loan Agreement and make such Loan to Borrower is conditioned upon the personal guaranty as to the payment of all indebtedness and obligations under the Term Loan Agreement, Note and related Loan Documents by Randolph M. Pentel, an individual residing in Minnesota, (“Guarantor”).

NOW, THEREFORE, Guarantor agrees as follows:

1.        In order to induce Lender to enter into the Term Loan Agreement with and make the Loan to Borrower, Guarantor does hereby absolutely and unconditionally guarantee to Lender the payment, and not merely the collection, of all indebtedness and obligations of whatever nature of Borrower to Lender under the Term Loan Agreement, Note and Loan Documents, as and when the same shall in any manner be or become due according to the terms and conditions provided therein (the “Indebtedness”).

2.        Without limiting the generality of the foregoing, the Guarantor agrees that he will pay the full amount of the Loan Amount, Basic Interest, Default Interest, fees or any other charges under the Term Loan Agreement, Note and Loan Documents, now or hereafter due, as and when the same shall in any manner be or become due according to the terms and conditions provided therein.

3.        The Guarantor hereby waives (a) notice of acceptance of this Guaranty by Lender; (b) the creation of Indebtedness of Borrower to Lender; (c) demand, notice of dishonor, presentment for payment, protest and notice of protest and of non-performance on all of said Indebtedness; and (d) if said Indebtedness is renewed, or if the time for payment thereof be extended (to which Guarantor hereby consents) either with or without notice to Guarantor, Guarantor unconditionally guarantees the payment of such Indebtedness at the time fixed for the payment thereof in and by any such renewal or extension.

4.        Guarantor further waives all rights, by statute or otherwise, to require Lender to proceed in the first instance against the Borrower, and hereby expressly agrees that in any right of action which shall accrue to Lender by reason of the Indebtedness, Lender may, at its sole option, proceed: (a) against Guarantor together with Borrower; (b) against Guarantor together with Borrower; or (c) against the Guarantor only, without having first commenced any action against or having obtained any judgment against Borrower; it being specifically agreed that Lender is in no way required to exercise diligence to enforce its rights against the Borrower or against any other person, firm or corporation, as may be applicable, with respect to the Indebtedness.

5.        To the extent permitted by law, Guarantor hereby waives all defenses legally available to Guarantor, Guarantor being bound to the payment of said indebtedness of the original maker of said Guaranteed Promissory Note. Guarantor covenants that, on the date of this Guaranty, Guarantor has no defense to any action that may be instituted on this Guaranty.

6.        The Lender may, at its sole option, take any new, additional or substituted security for the Indebtedness from time to time without in any way impairing the obligation of the Guarantor hereunder. Any impairment of such security, which Lender may from time to time hold as security for the Indebtedness, shall in no way operate to discharge the obligations of the Guarantor in whole or in part under this Guaranty. The Lender is hereby authorized at any time, in its sole discretion and without notice, to take, change, release or in any way deal with the security herein; but the Lender shall be under no obligation to collect or to protect any of such security or said Indebtedness, and its neglect or failure to collect or protect the same is hereby excused.

7.        Any forbearance or waiver on the part of the Lender to take steps to enforce payment of the Indebtedness, whether from Borrower or Guarantor, shall in no way construed as a waiver or relinquishment of any rights held by Lender under any of the Term Loan Agreement, Note or related Loan Documents, and the obligations of Guarantor and Borrower shall continue in full force and effect.

8.         This Guaranty is for the use and benefit of the holder of the Indebtedness, who in the first instance will be the Lender. Lender may assign this Guaranty, and this Guaranty shall then also be for the use and benefit of any such subsequent successor or assignee of Lender.

9.         All reasonable costs and expenses, including attorney’s fees, incurred by the Lender to enforce this Guaranty shall be paid by the Guarantor.

10.       The liability of the Guarantor shall continue until payment is made of every obligation of the Borrower now or hereafter incurred in connection with said Indebtedness, and until payment is made of any loss or damage incurred by the Lender with respect to any matter covered by this Guaranty or any of the Term Loan Agreement, Note or related Loan Documents.

11.       Guarantor hereby consents and agrees that the Lender may, without notice to or consent of Guarantor, on such terms as Lender may deem advisable, extend in whole or in part, by renewal or otherwise, the time of payment of the Indebtedness now or hereafter owing by the Borrower to the Lender or held by the Lender as security for any obligation herein described, or may do or refrain from doing any act whatever. Guarantor also consents and agrees that Lender may release, surrender, exchange, modify, impair or extend the periods of duration or the time for performance or payment of any collateral securing the obligations of Borrower to Lender, and may also accept partial payment on the Indebtedness, settle, release or compromise any claim of Lender against Borrower with respect to the Indebtedness or against any other person or corporation whose obligation is held by Lender as collateral security for the Indebtedness. Guarantor hereby ratifies and affirms any such actions, and all such actions shall be binding on Guarantor, and Guarantor hereby waives all defenses, counterclaims or offsets which Guarantor may have. Any action or inaction of Lender taken pursuant to this Section 9 shall not alter or in any way discharge Guarantor’s obligations under this Guaranty.

12.       Guarantor also waives notice of failure of any person to pay to Lender any debt held by Lender as collateral security for the Indebtedness, and all defenses, offsets and counterclaims which Guarantor may at any time have to any claim of Lender against Borrower.

13.       Guarantor represents and warrants to Lender that at the time of the execution and delivery of this Guaranty nothing exists to impair the effectiveness or enforceability of this Guaranty.

14.       This Guaranty shall be binding upon the heirs, administrators, executors, legal representatives, successors, and assigns of Guarantor and shall inure to the benefit of Lender’s successors and assigns.

15.       The liability of Guarantor to Lender shall become fixed by the failure of Borrower to pay, as it matures or is accelerated, any of the Indebtedness. The liability of Guarantor under this Guaranty shall be primary and unconditional and shall be discharged only by full payment of the Indebtedness.

16.       Guarantor consents to the jurisdiction of the district courts located in Hennepin County in the State of Minnesota and agrees that this Guaranty shall be construed and enforced in accordance with, and the right of the parties governed by, the laws of the State of Minnesota, without giving effect to its principles of conflicts of laws.

17.       The holding of any provision of this Guaranty to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision hereof and all other provisions hereof shall remain in full force and effect.

18.       This Guaranty may not be modified or amended unless in writing by the mutual agreement of Guarantor and Lender.

19.       Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them under the Term Loan Agreement, Note or any related Loan Document(s).

Executed by the undersigned this ____ day of August, 2007.

GUARANTOR:

/s/ Randolph M. Pentel
Randolph M. Pentel

Witnessed this 10th day of August, 2007.

/s/ Nancy J. Bauer

[Notary]